UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2022

B. Riley FinanCIAl, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Boulevard, Suite 800

Los Angeles, California 90025

(310) 966-1444

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 6.875% Series A Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYP	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 7.375% Series B Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYL	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
6.375% Senior Notes due 2025	RILYM	Nasdaq Global Market
6.75% Senior Notes due 2024	RILYO	Nasdaq Global Market
6.00% Senior Notes due 2028	RILYT	Nasdaq Global Market
5.50% Senior Notes due 2026	RILYK	Nasdaq Global Market
5.25% Senior Notes due 2028	RILYZ	Nasdaq Global Market
5.00% Senior Notes due 2026	RILYG	Nasdaq Global Market

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01. Other Events.

On January 28, 2021, B. Riley Financial, Inc. (the “Company”) filed an automatic shelf registration statement on Form S-3ASR (File No. 333-252513) (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), covering an unspecified amount of certain securities of the Company.

On November 15, 2022, the Company filed a prospectus supplement dated November 15, 2022 (the “Resale Prospectus Supplement”) to the Registration Statement registering for resale by certain selling securityholders (the “Selling Securityholders”) offering up to (i) 227,491 shares of the Company’s Common Stock (“Resale Common Shares”) and (ii) $60,000,000 of the Company’s 6.75% Senior Notes Due 2024 (“Resale Senior Notes,” and together with the Resale Common Shares, the “Resale Securities”). The Resale Securities were issued to the Selling Securityholders pursuant to the Securities Purchase Agreement, between the Company, Targus Cayman Holdco Limited, the Sellers identified therein and the other parties thereto, dated as of October 18, 2022. The Resale Senior Notes are Additional Notes pursuant to the terms and conditions of an Indenture between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, dated as of May 7, 2019, as supplemented by the First Supplemental Indenture dated as of May 7, 2019, the Second Supplemental Indenture dated as of September 23, 2019, the Third Supplemental Indenture, dated as of February 12, 2020, the Fourth Supplemental Indenture, dated as of January 25, 2021, the Fifth Supplemental Indenture, dated as of March 29, 2021, the Sixth Supplemental Indenture, dated as of August 6, 2021 and the Seventh Supplemental Indenture, dated as of December 3, 2021. The Company will not receive any proceeds from the sale of Resale Securities by the Selling Securityholders.

The Company is filing this report to provide the legal opinion as to the validity of the Resale Securities covered by the Resale Prospectus Supplement, which opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of The NBD Group, Inc. (Resale Prospectus Supplement)

23.1	Consent of The NBD Group, Inc. to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

B. RILEY FINANCIAL, INC.

Date: November 15, 2022	By:	/s/ Phillip J. Ahn
	Name:	Phillip J. Ahn
	Title:	Chief Financial Officer & Chief Operating Officer

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